UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2026

KOHL'S CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Wisconsin	001-11084	39-1630919
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

N56 W17000 Ridgewood Drive
Menomonee Falls, Wisconsin		53051
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 262 703-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	KSS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 25, 2026, Kohl’s Corporation (the “Company” or “Kohl’s”) announced executive leadership changes and organizational realignments related to the creation of a new Chief Customer Officer role. In connection with these changes, Christie Raymond’s position as Chief Marketing Officer was eliminated, and her employment with the Company will end effective September 9, 2026. Ms. Raymond is entitled to receive separation benefits in accordance with the terms of the Amended and Restated Executive Compensation Agreement, dated August 16, 2022, between Kohl’s, Inc. and Ms. Raymond.

On August 25, 2026, the Company announced the promotion of Arianne Parisi to Senior Executive Vice President, Chief Customer Officer, and designated Ms. Parisi as an executive officer of the Company, effective September 1, 2026. In this newly created role, Ms. Parisi will lead the omnichannel customer experience across marketing, brand and creative, loyalty, personalization, media, and digital commerce, including Kohls.com and the Kohl's App. Ms. Parisi has served as Executive Vice President, Chief Digital Officer of the Company since July 2025. Prior to joining Kohl’s, Ms. Parisi served as Global Chief Digital Officer at JD Sports Fashion. Earlier in her career, Ms. Parisi held senior digital leadership roles at The Finish Line and Nordstrom, as well as merchandising roles at The Sports Authority. Ms. Parisi has more than twenty years of experience in the retail industry.

Item 7.01 Regulation FD Disclosure.

On August 25, 2026, the Company issued a press release announcing the executive leadership changes and organizational realignments described in Item 5.02 above. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is furnished solely pursuant to Item 7.01 of Form 8-K. Consequently, such information is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Further, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Information

This Current Report on Form 8-K, including the press release furnished as Exhibit 99.1 hereto, contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends forward-looking terminology such as “will,” “believes,” “expects,” “may,” “should,” “could,” “intends,” “anticipates,” “estimates,” “plans,” or similar expressions to identify forward-looking statements. Forward-looking statements include, but are not limited to, statements regarding executive leadership transitions, organizational realignments, and the Company’s strategic direction. Forward-looking statements are based on management’s then-current views and assumptions and, as a result, are subject to certain risks and uncertainties that could cause the Company’s actual results to differ materially from those projected. These risks and uncertainties include, but are not limited to, risks described more fully in Item 1A in the Company’s Annual Report on Form 10-K, in subsequent Quarterly Reports on Form 10-Q, and in other filings with the SEC, which are expressly incorporated herein by reference. Forward-looking statements relate only to the date initially made, and the Company undertakes no obligation to update them.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated August 25, 2026, naming Arianne Parisi as Chief Customer Officer
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KOHL'S CORPORATION

Date:	August 25, 2026	By:	/s/ Jennifer Kent
Jennifer Kent Senior Executive Vice President, Chief Legal Officer and Corporate Secretary